American Century Municipal Trust

PROSPECTUS SUPPLEMENT

[american century investments logo and text logo]

TAX-FREE MONEY MARKET FUND

Supplement dated August 1, 2008 * Prospectus dated October 1, 2007

EFFECTIVE AUGUST 1, 2008, AMERICAN CENTURY INVESTMENTS VOLUNTARILY WAIVED 0.038%
OF THE FUND'S MANAGEMENT FEE.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-61472 0808